SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                17-Jun-02

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF MARCH 4, 2002, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2002-B)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  333-73712               95-4596514
(State or Other           (Commission            (I.R.S. Employer
Jurisdiction of           File Number)           Identification
Incorporation)                                   Number)



4500 Park Granada, Calabasas, CA    91302
(Address of Principal               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:          818-225-3240

Item 5.  Other Events

On 17-Jun-02a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    17-Jun-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
    Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
             Date:
             Amount:

C.  Item 1: Legal Proceedings:      NONE

D.  Item 2: Changes in Securities:  NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated                17-Jun-02

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-B

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:         17-Jun-02

             Beginning
             Certificate
    Class    Balance(1)             Principal                Interest
    Note     1,690,699,572.69       22,033,811.36            3,239,098.60

                                                             Ending
                                                             Certificate
    Class    Cusip                  Losses                   Balance
    Note     126671PC4                      0.00             1,668,665,761.33

          AMOUNTS PER $1,000 UNIT


    Class    Principal              Interest                 Total
    Note       12.83049634             1.88615769              14.71665403


             Ending                                          Current
             Certificate                                     Pass-Through
    Class    Balance                      Losses             Interest Rate
    Note      971.67982375                  0.00                  2.09000%


Investor Certificate Rates based on a LIBOR of:                   1.84000%


Distribution     17-Jun-02

    Distribution Statement
    Sale and Servicing Agreement dated March 4, 2002


(i) Investor Floating Allocation Percentage        100.00000%

(ii)Investor Certificate Distribution Amount     25,272,909.96

(iiiInvestor Certificate Interest                3,239,098.60

(iv)Unpaid Investor Cert Int Shortfall paid             0.00
Per $1000 of Original Investor Cert Prin Bal        0.000000

(v) Remaining Unpaid Investor Cert Int Sfall            0.00
Per $1000 of Original Investor Cert Prin Bal        0.0000000

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal              0.00
Investor Loss Reduction Amounts paid as prin            0.00
    Accelerated Principal Distribution Amount    2,567,529.85
    Scheduled Principal Distribution Amount      19,466,281.51
    Guaranteed Principal Distribution Amount            0.00
    Total Principal Distributed                  22,033,811.36

(viiUnreimbursed Investor Loss Reduction Amnts          0.00
Per $1000 of Original Investor Cert Prin Bal        0.0000000

(ix)Basis Risk Carryforward Distributed                 0.00

(x) Basis Risk Carryforward Remaining                   0.00

(xi)Servicing Fee                                 693,919.90

(xii)
    Invested Amount (before distributions)       1,690,699,572.69
    Invested Amount (after distributions)        1,668,665,761.33
Investor Cert Prin Bal (after distributions)     1,668,665,761.33
    Loan Group Factor                               0.9889852

(xii Asset Balance of Mortgage Loans             1,645,941,469.19


(xivCredit Enhancement Draw Amount                      0.00

(xv)Delinquency Information

                            Count      Balance   % of Group Bal
30-59 days                       91 2,518,057.85    0.152986%
60-89 days                       13   609,388.85    0.037024%
90 or more days                  14   595,944.40    0.036207%
Total                           118 3,723,391.10    0.226216%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xviForeclosure and REO Information


                            Count      Balance   % of Group Bal
    Foreclosure                   1    39,557.40    0.002403%
       REO                        0         0.00    0.000000%
      Total                       1    39,557.40    0.002403%


(xviOptional Serv Adv (Cur Collection Period)           0.00
    Optional Servicer Advances (Outstanding)            0.00

(xviInvestor Certificate Rate                        2.09000%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                                  0
    Principal Balance                                   0.00

(xx)Subordinated Transferor Collections                 0.00

(xxiOvercollateralization Step-Down Amount              0.00

(xxii)
    Available Transferor Subordinated Amount            0.00
    Required Transferor Subordinated Amount           12,654,378.39
    Transferor Interest Collections                     0.00
    Transferor Principal Collections                                      -


Other information

    Transferor Principal Balance (Beginning)        (25,291,821.99)
    Transferor Principal Balance (Ending)           (22,724,292.14)
    Fixed Allocation Percentage                       100.00%
    Periods until Step-Down Remittance Date                              28

    Mortgage Loans Payment Summary
    Interest Received                            6,750,848.27
Net Liquidation Proceeds (Allocable to Int)             0.00
Insurance Proceeds (Allocable to Interest)              0.00
Servicer Optional Advance (Allocable to Int)            0.00
Purchase Price Sect. 2.02 (a) (Allocable Int)           0.00
Purchase Price (90+ D Delinq) (Alloc. to Int)           0.00
    Residual Advance                                    0.00
    Total Interest                               6,750,848.27
    Investor Interest Collections                6,056,928.37
    Begining Balance                             1,665,407,750.70
    Principal Collections                        55,477,932.85
    Net Liquidation Proceeds (Alloc. to Principal       0.00
    Insurance Proceeds (Alloc. to Principal)            0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to Prin       0.00
    Purchase Price (90+ D Delinq) (Alloc. to Prin       0.00
    Loans Removed by Servicer Sect. 2.06                0.00
    Transfer Deposit Amount per Sect. 2.02 (a)          0.00
    Total Principal                              55,477,932.85

    Additional Balances             36,011,651.34
    Ending Principal Balance        1,645,941,469.19
    Total Collections               61,534,861.22
    Alternative Principal Payment   19,466,281.51

      Loans Average Daily Balance                1,672,556,573.15


    Weighted Average Loan Rate                        5.2332%
    Weighted Average Net Loan Rate                    4.5532%
    Maximum Rate                                      4.4909%
    Excess Interest                                     0.00

Loan Modification Summary                          Current
Loans with Senior Lien Balance Modification       173,845.69
Loans with Senior Lien Balance Modification (CLTV 634,027.09
Loans with Credit Limit Modification             1,448,450.00
Loans with Gross Margin Modification             1,407,398.88

Loan Modification Summary                         Cumulative % of Initial
Loans with Senior Lien Balance Modification       606,160.10         0.04%
Loans with Senior Lien Balance Modification (CLTV1,507,079.02        0.09%
Loans with Credit Limit Modification             1,517,450.00        0.09%
Loans with Gross Margin Modification             1,432,598.88        0.08%

    Credit Enhancer Information
Amt due to Credit Enhancer from Prepay Sfall            0.00
    AMBAC Surety Bond in force?                      YES
    Credit Enhancement Draw Amount                      0.00
    Guaranteed Principal Distribution Amount            0.00
    Guaranteed Distribution                      3,239,098.60
    Credit Enhancement Premium                    250,299.92

    Beginning O/C Amount                                0.00
    Ending O/C Amount                                   0.00
    End O/C Amt (% of Orig Pool Balance)              0.0000%

    Liquidation Loss Amount (Current Period)            0.00
    Liquidation Loss Amount (Cumulative)                0.00

    Cumulative Loss Step-Up Percentage                  0.00%
Rolling Six Month Delinquency Test Violated?          NO
    Monthly Delinquency Rate                          0.0747%
    Rolling Six Month Delinquency Rate                0.0614%
    Spread Rate                                       2.4632%
    Excess Spread Rate                                2.4632%
    Rolling three month Excess Spread Percentage      2.2454%
    Required Subordinated Percentage                    0.75%
Balance used for Required Subordinated Amount    Initial Bal
    Initial Subordinated Amount                  ($30,049,548.16)
    Can Required Transferor Sub Amt be Reduced?       NO
    Has a Rapid Amortization Event occurred?          NO
    Cause of Rapid Amortization Event.                NA
    Has an Event of Servicing Termination occurre     NO
    Cause of Event of Servicing Termination.          NA

    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          CWABS, INC.

                          By: /s/ Barbara Grosse
                          Name:  Barbara Grosse
                          Title: Vice President
                          Bank One

Date  6/17/02